UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue,

49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2012

Annual Repor t

Western Asset

Global

Government

Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Global Government Bond Fund

Fund objective

The Fund seeks to maximize total return, consisting of current income and capital appreciation. Prior to August 1, 2012 the Fund followed different investment strategies and its investment objective was to maximize total return, consistent with prudent investment management.

Fund name change

Prior to August 1, 2012, the Fund was known as Western Asset Non-U.S. Opportunity Bond Fund, and prior to May 1, 2012, Western Asset Non-U.S. Opportunity Bond Portfolio.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global Government Bond Fund for the twelve-month reporting period ended December 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective August 1, 2012, the Fund’s name changed from Western Asset Non-U.S. Opportunity Bond Fund and its investment objective, investment strategy, investment policy and performance benchmark change. Simultaneously with these changes Gordon Brown, Andrew Cormack, Andrew Belshaw and Chris Orndorff were added as investment professionals, for the Fund. Messrs. Brown, Cormack, Belshaw and Orndorff joined S. Kenneth Leech and Stephen A. Walsh, who have been responsible for the day-to-day management for the Fund since its inception. These individuals work together with a broader investment management team. For more information regarding these changes please see the Fund’s prospectus.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

January 31, 2013

Western Asset Global Government Bond Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2012, but it did so at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.0% in the first quarter of 2012. The economy then slowed in the second quarter, as GDP growth was a tepid 1.3%. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, this was a temporary uptick, as the Commerce Department’s initial estimate showed that fourth quarter GDP contracted 0.1%. This was the first negative reading since the second quarter of 2009, and was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.3%. Unemployment then generally declined and was 7.8% in September 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then rose to 7.9% in October, before falling to 7.8% in November, where it remained in December. The number of longer-term unemployed continued to be a headwind for the economy, as roughly 39% of the 12.2 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), while existing-home sales dipped 1.0% on a seasonally adjusted basis in December 2012 versus the previous month, they were still 12.8% higher than in December 2011. In addition, the NAR reported that the median existing-home price for all housing types was $180,800 in December 2012, up 11.5% from December 2011. This marked the tenth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 8.5% in December, which represents a 4.4 month supply at the current sales pace. This represents the lowest inventory since May 2005.

The manufacturing sector expanded during much of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009. However, manufacturing again expanded in December, with the PMI increasing to 50.7.

Growth generally moderated overseas and, in some cases, fell back into a recession. But in its January 2013 World Economic Outlook Update, after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Global growth is projected to increase during 2013, as the factors underlying soft global activity are expected to subside. However, this upturn is projected to be more gradual than in the October 2012 World Economic Outlook projections.” The IMF projects that global growth will increase from 3.2% in 2012 to 3.5% in 2013. From a regional perspective, the IMF anticipates 2013 growth will be -0.2% in the Eurozone. Growth in emerging market countries is expected to remain

IV	Western Asset Global Government Bond Fund

Investment commentary (cont’d)

higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 5.1% in 2012 to 5.5% in 2013. In particular, China’s economy is expected to grow 8.2% in 2013, versus 7.8% in 2012. Elsewhere, the IMF projects that growth in India will increase from 4.5% in 2012 to 5.9% in 2013.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In January 2012, the Fed extended the period it expects to keep rates on hold until at least through late 2014. At its June 2012 meeting, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. Finally, at its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “. . . as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v lowered interest rates from 1.50% to 1.25% in November 2011 and to 1.00% the following month. In July 2012, the ECB cut rates from 1.00% to 0.75%, a record low. In September the ECB introduced its Outright Monetary Transactions program (“OMT”). With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In September, the Bank of Japan announced that it would increase its asset-purchase program and extend its duration by six months until the end of 2013. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratio for banks. China also cut its key interest rate in early June and again in July.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

January 31, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset Global Government Bond Fund	V
[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Western Asset Global Government Bond Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. Prior to August 1, 2012, the Fund had a different investment objective and followed different investment strategies under the name Western Asset Non-U.S. Opportunity Bond Fund. Effective August 1, 2012, the Fund’s new investment objective is to maximize total return, consisting of current income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in the debt and fixed income securities issued by the U.S. government and non-U.S. governments and related agencies and instrumentalities (collectively, “Global Sovereign Issuers”). These securities can be denominated in either U.S. dollars or non-U.S. currencies.

Under normal market conditions, the Fund invests in issuers located in at least three countries and no more than 25% of the Fund’s total assets may be invested in issuers located in any single non-U.S. country. The Fund may invest up to 35% of its total assets in debt and fixed income securities that are rated below investment grade at the time of purchase. Securities that are not rated Baa or BBB or above by one or more Nationally Recognized Statistical Rating Organization (“NRSROs”) or, if unrated, securities that we determine are of comparable quality at the time of purchase, are considered below investment grade. Global Sovereign Issuers may include, without limit, governments and related agencies and instrumentalities of emerging market countries.

The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards. In particular, the Fund may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) overcame several periods of heightened risk aversion and outperformed equal-durationi Treasuries over the twelve months ended December 31, 2012. To a great extent, demand for the spread sectors was robust during the first two months of the reporting period. This was due to several factors, including signs that the U.S. economy was gathering momentum and some progress in the European sovereign debt crisis. However, concerns that the economy may be experiencing a soft patch and contagion fears from Europe led to flights to quality during portions of March, April and May 2012. The spread sectors then generally rallied over the last seven months of the period as investor sentiment was largely positive.

Short-term U.S. Treasury yields fluctuated in 2012, but ended the year where they began. In contrast, 10-year Treasury yields fell from 1.89% to 1.78% during the twelve months ended December 31, 2012. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. U.S. yields then moved higher due to some positive developments in Europe

2	Western Asset Global Government Bond Fund 2012 Annual Report

Fund overview (cont’d)

and additional Federal Reserve Board (“Fed”)ii actions to stimulate the economy. In Europe, the European Central Bank (“ECB”)iii cut its official lending rate by 0.25% to 0.75% during the third quarter of 2012 and announced details of its Outright Monetary Transactions (“OMT”) aimed at driving down rates in peripheral countries. German government bond yields declined from 0.82% at the start of the reporting period to 0.30% at the end of 2012, and they outperformed their U.S. counterparts during the year as a whole.

All told, the global government bond market, as measures by the Citigroup World Government Bond Index (“WGBI”) (Unhedged)iv, returned 1.65% during the twelve months ended December 31, 2012.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. A significant adjustment was made to the portfolio on August 1, 2012, as Western Asset Non-U.S. Opportunity Bond Fund was renamed Western Asset Global Government Bond Fund on that date and its investment objective and investment strategies changed, among other revisions.

Under normal market conditions, the Fund now invests at least 80% of its net assets in the debt and fixed-income securities issued by the U.S. government and non-U.S. governments and related agencies and instrumentalities. For the twelve-month period as a whole, we reduced the Fund’s underweight to U.S. duration and increased its overweight to the U.S. dollar. We added to the Fund’s overweight to the Canadian dollar and its underweight to the Australian dollar. We also initiated an overweight position in Canadian bonds. Elsewhere, we pared the Fund’s overweight to European duration and increased our underweight to the euro. We reduced our overweight to UK bonds and our underweight to the pound sterling. We introduced overweights to Brazilian bonds and the Brazilian real. We instituted underweights in the Czech koruna and the Japanese yen, while paring the Fund’s underweight to Japanese duration. We initiated an overweight to the Malaysian ringgit and to Malaysian bonds, and increased our overweights to the Mexican peso and Mexican bonds. We also introduced an overweight to the Norwegian krone. Our overweight to Polish bonds was reduced, but we increased our overweight to the Polish zloty. Overweight exposures to the South African rand and Singaporean dollar were initiated during the period. Finally, we increased the Fund’s overweight to the South Korean won and pared our Swedish krona exposure from an overweight to an underweight position.

The Fund employed interest rate futures and options, during the reporting period to manage its yield curvev positioning and duration. The use of these instruments contributed to performance. We also used foreign exchange contracts to manage the Fund’s currency exposure. The use of these instruments also contributed to the Fund’s performance.

Performance review

For the twelve months ended December 31, 2012, Class I shares of Western Asset Global Government Bond Fund returned 8.51%. The Fund’s new unmanaged benchmark, the WGBI and its former benchmark Citigroup World Government Bond Ex-U.S. Index (Hedged)vi, returned 1.65% and 5.51%, respectively, for the same period. The Lipper International Income Funds Category Average1 returned 7.38% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 113 funds in the Fund’s Lipper category and excluding sales charges.

Western Asset Global Government Bond Fund 2012 Annual Report	3

Performance Snapshot as of December 31, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Global Government Bond Fund:
Class A	3.47%	N/A
Class C	3.08%	N/A
Class R	3.30%	N/A
Class I	3.59%	8.51%
Citigroup World Government Bond Index (Unhedged)	1.23%	1.65%
Citigroup World Government Bond Ex-U.S. Index (Hedged)	3.02%	5.51%
Lipper International Income Funds Category Average[1]	4.95%	7.38%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share classes returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yield for the period ended December 31, 2012 for Class A, Class C, Class R and Class I shares were 3.54%, 2.93%, 3.44% and 4.01%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class A, Class C, Class R and Class I shares would have been 2.51%, 1.41%, 2.35% and 3.44%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Performance of Class A, Class C and Class R shares for the twelve months ended December 31, 2012 are not shown because these share classes commenced operations on April 30, 2012.

Prior to August 1, 2012, the Fund followed different investment strategies under the name Western Asset Non-U.S. Opportunity Bond Fund.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2012, as supplemented on May 31, 2012, the gross total annual operating expense ratio for Class A, Class C, Class R and Class I shares were 1.08%, 1.83%, 1.38% and 0.76%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 0.95% for Class A shares, 1.70% for Class C shares, 1.20% for Class R shares and 0.65% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 131 funds for the six-month period and among the 113 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Western Asset Global Government Bond Fund 2012 Annual Report

Fund overview (cont’d)

expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was country allocation. In particular, our overweight to Italy benefited the portfolio at the beginning of the reporting period when Italian spreads compressed relative to Germany. This was triggered by the ECB allotting €529.5 billion at its second three-year Long-Term Refinancing Operations (“LTRO”) to 800 Eurozone banks. The overweight to Polish and Singaporean bonds also contributed to performance.

The Fund’s currency positioning, overall, contributed to performance. An overweight to a basket of emerging currencies, including the Brazilian real, the Polish zloty, Malaysian ringgit, Mexican peso, Russian ruble and the South Korean won was beneficial for performance as they strengthened versus the U.S. dollar during the reporting period. Elsewhere, an overweight to the Norwegian krona and an underweight to the Japanese yen versus the U.S. dollar were positive for performance.

The Fund’s out-of-benchmark allocation to investment grade corporate Financials also added value over the twelve-month period. The sector outperformed the benchmark as their spreads narrowed amid generally strong demand from investors seeking to generate incremental yield in the low interest rate environment.

Finally, a tactical underweight to European duration in June 2012 contributed to results as German 10-year bond yields rose sharply during the month.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was the Fund’s overweight to the South African rand and its underweight to the Australian dollar. Also weighing on results was the Fund’s yield curve positioning. In particular, the underperformance of 30-year U.S. Treasuries versus intermediate-term Treasuries detracted from performance as the Fund maintained an overweight bias to longer dated U.S. Treasuries.

Thank you for your investment in Western Asset Global Government Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 22, 2013

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. The Fund is “non- diversified,” which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s

Western Asset Global Government Bond Fund 2012 Annual Report	5

prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

iv

The Citigroup World Government Bond Index (“WGBI”) (Unhedged) is a market-capitalization-weighted index consisting of the government bond markets of 23 countries, which includes Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Malaysia, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

The Citigroup World Government Ex-U.S. Index (Hedged) encompasses an all-inclusive universe of institutionally traded bonds, including all fixed-rate bonds with remaining maturities of one year or longer with amounts outstanding of at least the equivalent of $25 million. This Index excludes the U.S. and is currency-hedged as a means of achieving low-risk interest rate diversification.

6	Western Asset Global Government Bond Fund 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2012 and December 31, 2011 and does not include derivatives such as futures contracts, written options and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Global Government Bond Fund 2012 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2012 and held for the six months ended December 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.47%	$1,000.00	$1,034.70	0.95%	$4.86	Class A	5.00%	$1,000.00	$1,020.36	0.95%	$4.82
Class C	3.08	1,000.00	1,030.80	1.70	8.68	Class C	5.00	1,000.00	1,016.59	1.70	8.62
Class R	3.30	1,000.00	1,033.00	1.20	6.13	Class R	5.00	1,000.00	1,019.10	1.20	6.09
Class I	3.59	1,000.00	1,035.90	0.65	3.33	Class I	5.00	1,000.00	1,021.87	0.65	3.30

[1]	For the six months ended December 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the each class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

8	Western Asset Global Government Bond Fund 2012 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A†	Class C†	Class R†	Class I
Twelve Months Ended 12/31/12	N/A	N/A	N/A	8.51%
Five Years Ended 12/31/12	N/A	N/A	N/A	5.05
Ten Years Ended 12/31/12	N/A	N/A	N/A	5.71
Inception* through 12/31/12	4.77%	4.26%	4.60%	6.20

With sales charges[2]	Class A†	Class C†	Class R†	Class I
Twelve Months Ended 12/31/12	N/A	N/A	N/A	8.51%
Five Years Ended 12/31/12	N/A	N/A	N/A	5.05
Ten Years Ended 12/31/12	N/A	N/A	N/A	5.71
Inception* through 12/31/12	0.36%	3.29%	4.60%	6.20

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 12/31/12)	4.77%
Class C (Inception date of 4/30/12 through 12/31/12)	4.26
Class R (Inception date of 4/30/12 through 12/31/12)	4.60
Class I (12/31/02 through 12/31/12)	74.19

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, R and I shares are April 30, 2012, April 30, 2012, April 30, 2012 and July 15, 1998, respectively.

Western Asset Global Government Bond Fund 2012 Annual Report	9

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Global Government Bond Fund vs. Citigroup World Government Bond Index (Unhedged) and Citigroup World Government Bond Ex-U.S. Index (Hedged)†‡ — December 2002 - December 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Global Government Bond Fund on December 31, 2002, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2012. The hypothetical illustration also assumes a $1,000,000 investment in the Citigroup World Government Bond Index (Unhedged) and Citigroup World Government Bond Ex-U.S. Index (Hedged). The Citigroup World Government Bond Ex-U.S. Index (Hedged) encompasses an all-inclusive universe of institutionally traded bonds, including all fixed-rate bonds with remaining maturities of one year or longer with amounts outstanding of at least the equivalent of $25 million. This Index excludes the U.S. and is currency-hedged as a means of achieving low-risk interest rate diversification. The Citigroup World Government Bond Index (Unhedged) includes the 23 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Malaysia, the Netherlands, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The indices are unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class I shares performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

‡	Effective August 1, 2012, the Fund’s broad-based benchmark index changed from the Citigroup World Government Bond Ex-U.S. Index (Hedged) to the Citigroup World Government Bond Ex-U.S. Index (Unhedged) because the subadvisers believe that this index better corresponds to the Fund’s revised investment strategy. Prior to August 1, 2012, the Fund followed different investment strategies under the name Western Asset Non-U.S. Opportunity Bond Fund.

10	Western Asset Global Government Bond Fund 2012 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Citigroup World Government Bond Index (Unhedged)
WA Global Govt.	— Western Asset Global Government Bond Fund

Western Asset Global Government Bond Fund 2012 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Citigroup World Government Bond Index (Unhedged)
EMIG	— Emerging Market Investment Grade
WA Global Govt.	— Western Asset Global Government Bond Fund

12	Western Asset Global Government Bond Fund 2012 Annual Report

Schedule of investments

December 31, 2012

Western Asset Global Government Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 94.8%
Brazil — 14.1%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	73,000	BRL	$36,572
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	18,169,000	BRL	9,342,859
Total Brazil					9,379,431
Canada — 1.4%
Government of Canada, Bonds	4.000%	6/1/41	690,000	CAD	927,099
Malaysia — 14.7%
Federation of Malaysia, Senior Bonds	4.012%	9/15/17	28,900,000	MYR	9,766,178
Mexico — 12.9%
Mexican Bonos, Bonds	8.000%	6/11/20	20,510,000	MXN	1,861,984
Mexican Bonos, Bonds	6.500%	6/9/22	55,610,000	MXN	4,654,612
Mexican Bonos, Bonds	8.500%	11/18/38	20,900,000	MXN	2,043,226
Total Mexico					8,559,822
Poland — 3.7%
Republic of Poland, Bonds	5.500%	4/25/15	7,220,000	PLN	2,455,171
Singapore — 9.3%
Republic of Singapore, Senior Bonds	3.125%	9/1/22	3,450,000	SGD	3,293,391
Republic of Singapore, Senior Bonds	2.875%	9/1/30	3,140,000	SGD	2,880,366
Total Singapore					6,173,757
South Africa — 13.0%
Republic of South Africa, Bonds	6.750%	3/31/21	37,500,000	ZAR	4,527,027
Republic of South Africa, Bonds	10.500%	12/21/26	27,000,000	ZAR	4,079,489
Total South Africa					8,606,516
South Korea — 14.5%
Korea Treasury Bond, Senior Bonds	5.750%	9/10/18	6,300,000,000	KRW	6,715,394
Republic of Korea, Senior Bonds	4.250%	6/10/21	2,900,000,000	KRW	2,925,723
Total South Korea					9,641,117
Sweden — 5.7%
Government of Sweden, Bonds	3.750%	8/12/17	5,100,000	SEK	881,149
Kingdom of Sweden, Bonds	3.500%	6/1/22	10,800,000	SEK	1,944,264
Kingdom of Sweden, Bonds	3.500%	3/30/39	4,850,000	SEK	923,569
Total Sweden					3,748,982
Turkey — 5.5%
Republic of Turkey, Bonds	9.500%	1/12/22	5,380,000	TRY	3,615,920
Total Sovereign Bonds (Cost — $61,659,420)					62,873,993
Non-U.S. Treasury Inflation Protected Securities — 0.6%
Canada — 0.6%
Government of Canada, Bonds (Cost — $252,227)	4.000%	12/1/31	213,947	CAD	371,765

See Notes to Financial Statements.

Western Asset Global Government Bond Fund 2012 Annual Report	13

Western Asset Global Government Bond Fund

Security		Expiration Date	Contracts/ Notional Par	Value
Purchased Options — 0.2%
Eurodollar Futures, Put @ $92.75		3/18/13	71	$444
Eurodollar Futures, Put @ $92.75		6/17/13	38	237
U.S. Dollar/Eurodollar, Call @ $1.25		2/4/13	6,710,000	2,934
U.S. Dollar/Japanese Yen, Call @ $0.83		2/4/13	3,730,000	152,653
Total Purchased Options (Cost — $71,945)				156,268
Total Investments before Short-Term Investments (Cost — $61,983,592)				63,402,026

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 2.6%
Repurchase Agreements — 2.6%
Deutsche Bank Securities Inc. repurchase agreement dated 12/31/12; Proceeds at maturity — $1,709,018; (Fully collateralized by U.S. government agency obligations, 1.250% due 09/28/16; Market value — $1,743,179) (Cost — $1,709,000)	0.190%	1/2/13	1,709,000	1,709,000
Total Investments — 98.2% (Cost — $63,692,592#)				65,111,026
Other Assets in Excess of Liabilities — 1.8%				1,177,642
Total Net Assets — 100.0%				$66,288,668

†	Face amount denominated in U.S. dollars, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is $63,694,316.

Abbreviations used in this schedule:
BRL	— Brazilian Real
CAD	— Canadian Dollar
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PLN	— Polish Zloty
SEK	— Swedish Krona
SGD	— Singapore Dollar
TRY	— Turkish Lira
ZAR	— South African Rand

See Notes to Financial Statements.

14	Western Asset Global Government Bond Fund 2012 Annual Report

Statement of assets and liabilities

December 31, 2012

Assets:
Investments, at value (Cost — $63,692,592)	$65,111,026
Foreign currency, at value (Cost — $453,910)	455,076
Cash	440
Interest receivable	1,287,833
Unrealized appreciation on forward foreign currency contracts	889,207
Deposits with brokers for open futures contracts	12,471
Receivable from investment manager	5,182
Receivable for Fund shares sold	114
Foreign currency collateral for open futures contract, at value (Cost — $75,561)	80,333
Prepaid expenses	47,301
Total Assets	67,888,983

Liabilities:
Unrealized depreciation on forward foreign currency contracts	1,400,220
Payable for Fund shares repurchased	100,373
Payable to broker — variation margin on open futures contracts	7,673
Service and/or distribution fees payable	42
Accrued expenses	92,007
Total Liabilities	1,600,315
Total Net Assets	$66,288,668

Net Assets:
Par value (Note 7)	$7,116
Paid-in capital in excess of par value	65,410,183
Overdistributed net investment income	(285,064)
Accumulated net realized gain on investments, futures contracts, written options and foreign currency transactions	239,321
Net unrealized appreciation on investments, futures contracts and foreign currencies	917,112
Total Net Assets	$66,288,668

See Notes to Financial Statements.

Western Asset Global Government Bond Fund 2012 Annual Report	15

Shares Outstanding:
Class A	1,124
Class C	4,628
Class R	1,122
Class I	7,108,832

Net Asset Value:
Class A (and redemption price)	$9.32
Class C*	$9.29
Class R (and redemption price)	$9.32
Class I (and redemption price)	$9.32
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$9.73

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16	Western Asset Global Government Bond Fund 2012 Annual Report

Statement of operations

For the Year Ended December 31, 2012

Investment Income:
Interest	$2,827,967
Less: Foreign taxes withheld	(82,033)
Total Investment Income	2,745,934

Expenses:
Investment management fee (Note 2)	406,196
Custody fees	67,019
Registration fees	65,541
Legal fees	42,261
Audit and tax	39,872
Shareholder reports (Note 5)	33,281
Fund accounting fees	22,935
Directors’ fees	5,102
Insurance	3,896
Transfer agent fees (Note 5)	1,562
Service and/or distribution fees (Notes 2 and 5)	221
Miscellaneous expenses	101
Total Expenses	687,987
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(85,943)
Net Expenses	602,044
Net Investment Income	2,143,890

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	533,565
Futures contracts	109,523
Written options	558,612
Foreign currency transactions	5,332,189
Net Realized Gain	6,533,889
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	2,025,825
Futures contracts	146,752
Foreign currencies	(3,608,941)
Change in Net Unrealized Appreciation (Depreciation)	(1,436,364)
Net Gain on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	5,097,525
Increase in Net Assets from Operations	$7,241,415

See Notes to Financial Statements.

Western Asset Global Government Bond Fund 2012 Annual Report	17

Statements of changes in net assets

For the Years Ended December 31,	2012	2011

Operations:
Net investment income	$2,143,890	$2,283,505
Net realized gain (loss)	6,533,889	(146,200)
Change in net unrealized appreciation (depreciation)	(1,436,364)	(1,174,724)
Increase in Net Assets From Operations	7,241,415	962,581

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(6,069,218)	(4,509,201)
Net realized gains	—	(10,010)
Decrease in Net Assets From Distributions to Shareholders	(6,069,218)	(4,519,211)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	26,288,266	63,101,776
Reinvestment of distributions	2,866,500	2,063,294
Cost of shares repurchased	(53,505,376)	(48,750,673)
Increase (Decrease) in Net Assets From Fund Share Transactions	(24,350,610)	16,414,397
Increase (Decrease) in Net Assets	(23,178,413)	12,857,767

Net Assets:
Beginning of year	89,467,081	76,609,314
End of year*	$66,288,668	$89,467,081
* Includes overdistributed net investment income of:	$(285,064)	$(618,073)

See Notes to Financial Statements.

18	Western Asset Global Government Bond Fund 2012 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2012[2]

Net asset value, beginning of period	$9.56

Income from operations:
Net investment income	0.16
Net realized and unrealized gain	0.28
Total income from operations	0.44

Less distributions from:
Net investment income	(0.68)
Total distributions	(0.68)

Net asset value, end of period	$9.32
Total return[3]	4.77%

Net assets, end of period (000s)	$11

Ratios to average net assets:
Gross expenses[4]	1.35%
Net expenses[4,5,6,7]	0.95
Net investment income[4]	2.45

Portfolio turnover rate	219%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

See Notes to Financial Statements.

Western Asset Global Government Bond Fund 2012 Annual Report	19

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2012[2]

Net asset value, beginning of period	$9.56

Income from operations:
Net investment income	0.14
Net realized and unrealized gain	0.26
Total income from operations	0.40

Less distributions from:
Net investment income	(0.67)
Total distributions	(0.67)

Net asset value, end of period	$9.29
Total return[3]	4.26%

Net assets, end of period (000s)	$43

Ratios to average net assets:
Gross expenses[4]	2.18%
Net expenses[4,5,6,7]	1.69
Net investment income[4]	2.20

Portfolio turnover rate	219%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

See Notes to Financial Statements.

20	Western Asset Global Government Bond Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2012[2]

Net asset value, beginning of period	$9.56

Income from operations:
Net investment income	0.14
Net realized and unrealized gain	0.29
Total income from operations	0.43

Less distributions from:
Net investment income	(0.67)
Total distributions	(0.67)

Net asset value, end of period	$9.32
Total return[3]	4.60%

Net assets, end of period (000s)	$10

Ratios to average net assets:
Gross expenses[4]	1.60%
Net expenses[4,5,6,7]	1.19
Net investment income[4]	2.21

Portfolio turnover rate	219%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

See Notes to Financial Statements.

Western Asset Global Government Bond Fund 2012 Annual Report	21

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2012	2011	2010	2009	2008[2]	2008[3]

Net asset value, beginning of year	$9.25	$9.60	$9.14	$8.77	$9.93	$9.75

Income (loss) from operations:
Net investment income[4]	0.23	0.24	0.25	0.23	0.24	0.37
Net realized and unrealized gain (loss)	0.54	(0.14)	0.33	0.20	0.21	(0.16)
Total income from operations	0.77	0.10	0.58	0.43	0.45	0.21

Less distributions from:
Net investment income	(0.70)	(0.45)	(0.11)	—	(1.61)	—
Net realized gains	—	(0.00) [5]	(0.01)	(0.06)	—	(0.03)
Total distributions	(0.70)	(0.45)	(0.12)	(0.06)	(1.61)	(0.03)

Net asset value, end of year	$9.32	$9.25	$9.60	$9.14	$8.77	$9.93
Total return[6]	8.51%	1.03%	6.28%	4.95%	4.49%	2.11%

Net assets, end of year (000s)	$66,225	$89,467	$76,609	$80,305	$104,362	$205,654

Ratios to average net assets:
Gross expenses	0.76%	0.76%	0.78%	0.70%	0.62%[7]	0.59%
Net expenses[8,9]	0.67 [10]	0.72	0.74	0.66	0.58 [7]	0.55
Net investment income	2.38	2.48	2.59	2.70	3.20 [7]	3.70

Portfolio turnover rate	219%	132%	92%	87%	52%[11]	68%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	For the period April 1, 2008 through December 31, 2008.

[3]	For the year ended March 31.

[4]	Per share amounts have been calculated using the average shares method.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

Effective May 1, 2012, as a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent. Prior to May 1, 2012, the investment manager had contractually agreed to waive fees and/or reimburse operating expenses at an annual rate of 0.04%.

[11]	Not annualized.

See Notes to Financial Statements.

22	Western Asset Global Government Bond Fund 2012 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global Government Bond Fund (formerly Western Asset Non-U.S. Opportunity Bond Fund and Western Asset Non-U.S. Opportunity Bond Portfolio) (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American

Western Asset Global Government Bond Fund 2012 Annual Report	23

Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

24	Western Asset Global Government Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$62,873,993	—	$62,873,993
Non-U.S. Treasury inflation protected securities	—	371,765	—	371,765
Purchased options	$681	155,587	—	156,268
Total long-term investments	$681	$63,401,345	—	$63,402,026
Short-term investments†	—	1,709,000	—	1,709,000
Total investments	$681	$65,110,345	—	$65,111,026
Other financial instruments:
Forward foreign currency contracts	—	$889,207	—	$889,207
Total	$681	$65,999,552	—	$66,000,233

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$7,220	—	—	$7,220
Forward foreign currency contracts	—	$1,400,220	—	1,400,220
Total	$7,220	$1,400,220	—	$1,407,440

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during

Western Asset Global Government Bond Fund 2012 Annual Report	25

the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

26	Western Asset Global Government Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses

Western Asset Global Government Bond Fund 2012 Annual Report	27

arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1,400,220. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

28	Western Asset Global Government Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Effective January 1, 2013, the Fund revised its dividend payment frequency from an annual payment to quarterly payments, (net investment income, if any). Distributions of net realized capital gains are made annually.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable

Western Asset Global Government Bond Fund 2012 Annual Report	29

statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$4,258,337	$(4,258,337)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company Limited (“Western Asset Limited”) is the subadviser. Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) share advisory responsibilities with Western Asset Limited. LMPFA, Western Asset Limited, Western Singapore and Western Japan are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.450% of the Fund’s average daily net assets.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses are not expected to exceed 0.95%, 1.70%, 1.20% and 0.65% for Class A, Class C, Class R and Class I shares, respectively. These arrangements cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent. Prior to May 1, 2012, the investment manager had agreed to waive fees and/or reimburse operating expenses at an annual rate of 0.04% of the Fund’s average daily net assets attributable to Class I shares.

During the year ended December 31, 2012, fees waived and/or expenses reimbursed amounted to $85,943.

Prior to July 1, 2012. the investment manager was permitted to recapture amounts waived or reimbursed to a class within three years after the day on which the investment manager earned the fee or incurred the expense if the class’s total annual operating expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

Effective July 1, 2012, the investment manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which

30	Western Asset Global Government Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or fees incurred. In no case will the investment manager recapture any amount that would result on any particular business day of the Fund, in the class’ total annual expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to the new arrangements, at December 31, 2012, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A†	Class C†	Class R†	Class I
Expires December 31, 2014	$27	$83	$28	$72,844
Total fee waivers/expense reimbursements subject to recapture	$27	$83	$28	$72,844

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

For the year ended December 31, 2012, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2012, LMIS and its affiliates did not receive sales charges on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2012, there were no CDSCs paid to LMIS and its affiliates.

All officers and one Director of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$170,447,756	$3,207,134
Sales	181,776,113	3,205,422

At December 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,536,870
Gross unrealized depreciation	(120,160)
Net unrealized appreciation	$1,416,710

Western Asset Global Government Bond Fund 2012 Annual Report	31

At December 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
Euro Bobl	6	3/13	$1,005,077	$1,012,297	$(7,220)

During the year ended December 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	2,617	$1,905,495
Options closed	(1,357)	(1,237,668)
Options exercised	(707)	(361,859)
Options expired	(553)	(305,968)
Written options, outstanding as of December 31, 2012	—	—

At December 31, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Philippine Peso	JPMorgan Chase & Co.	143,097,000	$3,487,775	2/8/13	$(16,928)
Russian Ruble	JPMorgan Chase & Co.	122,200,000	3,972,632	2/8/13	149,999
South Korean Won	Deutsche Bank AG	4,054,150,000	3,777,528	2/8/13	76,798
Australian Dollar	Deutsche Bank AG	4,126,548	4,270,641	2/15/13	(12,014)
Australian Dollar	JPMorgan Chase & Co.	484,584	501,505	2/15/13	(4,556)
Australian Dollar	JPMorgan Chase & Co.	472,251	488,741	2/15/13	(1,393)
Australian Dollar	JPMorgan Chase & Co.	472,033	488,515	2/15/13	(1,008)
Australian Dollar	JPMorgan Chase & Co.	400,000	413,967	2/15/13	(367)
Australian Dollar	JPMorgan Chase & Co.	339,436	351,288	2/15/13	(1,433)
Australian Dollar	JPMorgan Chase & Co.	130,000	134,539	2/15/13	187
Canadian Dollar	Deutsche Bank AG	4,061,439	4,079,183	2/15/13	(17,012)
Canadian Dollar	JPMorgan Chase & Co.	1,879,742	1,887,955	2/15/13	(9,320)
Canadian Dollar	JPMorgan Chase & Co.	276,409	277,617	2/15/13	(173)
Euro	Deutsche Bank AG	177,955	234,985	2/15/13	6,268
Mexican Peso	JPMorgan Chase & Co.	5,300,000	408,299	2/15/13	1,301
Norwegian Krone	JPMorgan Chase & Co.	64,578,301	11,599,937	2/15/13	317,845
Polish Zloty	Deutsche Bank AG	8,000,000	2,572,418	2/15/13	101,989
Polish Zloty	Deutsche Bank AG	6,537,183	2,102,046	2/15/13	25,886
Polish Zloty	Deutsche Bank AG	500,000	160,776	2/15/13	6,581
Polish Zloty	JPMorgan Chase & Co.	5,960,000	1,916,451	2/15/13	(6,990)
Polish Zloty	JPMorgan Chase & Co.	2,370,000	762,079	2/15/13	(3,522)
Polish Zloty	JPMorgan Chase & Co.	1,640,000	527,346	2/15/13	(1,265)
Singapore Dollar	JPMorgan Chase & Co.	4,400,000	3,601,716	2/15/13	1,694
Singapore Dollar	JPMorgan Chase & Co.	110,000	90,043	2/15/13	70

32	Western Asset Global Government Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy: continued
South African Rand	JPMorgan Chase & Co.	1,500,000	$175,819	2/15/13	$947
South African Rand	JPMorgan Chase & Co.	1,300,000	152,376	2/15/13	6,810
Turkish Lira	JPMorgan Chase & Co.	6,610,000	3,682,410	2/15/13	(26,385)
					594,009
Contracts to Sell:
Malaysian Ringgit	JPMorgan Chase & Co.	3,603,000	$1,174,983	2/8/13	$(3,466)
Russian Ruble	JPMorgan Chase & Co.	122,200,000	3,972,632	2/8/13	(167,556)
South Korean Won	Deutsche Bank AG	10,573,260,000	9,851,827	2/8/13	(257,217)
Australian Dollar	Deutsche Bank AG	3,569,000	3,693,624	2/15/13	(6,569)
Australian Dollar	JPMorgan Chase & Co.	10,002,089	10,351,340	2/15/13	26,930
Czech Koruna	JPMorgan Chase & Co.	72,524,920	3,817,004	2/15/13	(108,209)
Euro	Credit Suisse London	1,550,000	2,046,737	2/15/13	3,494
Euro	Deutsche Bank AG	5,426,000	7,164,902	2/15/13	(147,130)
Euro	JPMorgan Chase & Co.	3,407,000	4,498,861	2/15/13	(116,784)
Japanese Yen	Credit Suisse London	289,446,000	3,342,205	2/15/13	159,970
Polish Zloty	Deutsche Bank AG	14,990,000	4,820,067	2/15/13	(187,805)
Polish Zloty	JPMorgan Chase & Co.	2,718,000	873,979	2/15/13	(32,997)
Singapore Dollar	JPMorgan Chase & Co.	7,500,476	6,139,678	2/15/13	2,438
South African Rand	JPMorgan Chase & Co.	2,382,000	279,201	2/15/13	(6,587)
Swedish Krona	Deutsche Bank AG	1,168,049	179,421	2/15/13	(4,750)
Swedish Krona	JPMorgan Chase & Co.	53,349,862	8,194,925	2/15/13	(209,580)
Turkish Lira	JPMorgan Chase & Co.	6,254,000	3,484,084	2/15/13	(18,304)
Turkish Lira	JPMorgan Chase & Co.	6,610,000	3,682,410	2/15/13	(30,900)
					(1,105,022)
Net unrealized loss on open forward foreign currency contracts					$(511,013)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2012.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[2]	$681	$155,587	$156,268
Forward foreign currency contracts	—	889,207	889,207
Total	$681	$1,044,794	$1,045,475

Western Asset Global Government Bond Fund 2012 Annual Report	33

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[3]	$7,220	—	$7,220
Forward foreign currency contracts	—	$1,400,220	1,400,220
Total	$7,220	$1,400,220	$1,407,440

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	$(843,319)	$(41,628)	$(884,947)
Written options	558,612	—	558,612
Futures contracts	109,523	—	109,523
Forward foreign currency contracts	—	5,980,681	5,980,681
Total	$(175,184)	$5,939,053	$5,763,869

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	$66,102	$86,721	$152,823
Futures contracts	146,752	—	146,752
Forward foreign currency contracts	—	(3,704,884)	(3,704,884)
Total	$212,854	$(3,618,163)	$(3,405,309)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended December 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$87,032
Written options†	114,134
Futures contracts (to buy)†	37,639,340
Futures contracts (to sell)	27,872,935
Forward foreign currency contracts (to buy)	60,114,117
Forward foreign currency contracts (to sell)	117,801,422

†	At December 31, 2012, there were no open positions held in this derivative.

34	Western Asset Global Government Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each respective class. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees		Shareholder Reports†
Class A	$17	‡	$17	‡	$0	*
Class C	170	‡	41	‡	0	*
Class R	34	‡	18	‡	0	*
Class I	—		1,486		9,514
Total	$221		$1,562		$9,514

†	For the period April 30, 2012 (commencement of operations) through May 31, 2012 for Class A, Class C and Class R shares and for the period January 1, 2012 through May 31, 2012, for Class I shares. Subsequent to May 31, 2012, these expenses were accrued as common fund expenses.

‡	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

*	Amount represents less than $1.

For the year ended December 31, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A†	$27
Class C†	83
Class R†	28
Class I	85,805
Total	$85,943

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

6. Distributions to shareholders by class

	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Investment Income:
Class A†	$727	—
Class C†	1,945	—
Class R†	710	—
Class I	6,065,836	$4,509,201
Total	$6,069,218	$4,509,201

Net Realized Gains
Class A†	—	—
Class C†	—	—
Class R†	—	—
Class I	—	$10,010
Total	—	$10,010

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

Western Asset Global Government Bond Fund 2012 Annual Report	35

7. Capital shares

At December 31, 2012, the Corporation had 37.5 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class A†
Shares sold	1,046	$10,000	—	—
Shares issued on reinvestment	78	727	—	—
Net increase	1,124	$10,727	—	—

Class C†
Shares sold	4,418	$41,800	—	—
Shares issued on reinvestment	210	1,945	—	—
Net increase	4,628	$43,745	—	—

Class R†
Shares sold	1,046	$10,000	—	—
Shares issued on reinvestment	76	710	—	—
Net increase	1,122	$10,710	—	—

Class I
Shares sold	2,750,646	$26,226,466	6,607,914	$63,101,776
Shares issued on reinvestment	307,693	2,863,118	221,166	2,063,294
Shares repurchased	(5,625,078)	(53,505,376)	(5,137,375)	(48,750,673)
Net increase (decrease)	(2,566,739)	$(24,415,792)	1,691,705	$16,414,397

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$6,069,218	$4,519,211

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$57,257
Undistributed long-term capital gains — net	316,426
Total undistributed earnings	$373,683
Other book/tax temporary differences(a)	(417,702)
Unrealized appreciation (depreciation)(b)	915,388
Total accumulated earnings (losses) — net	$871,369

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/(losses) on certain options, futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

36	Western Asset Global Government Bond Fund 2012 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Global Government Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Global Government Bond Fund (one of the Funds comprising Western Asset Funds, Inc., the “Fund”) at December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2013

Western Asset Global Government Bond Fund	37

Board approval of investment management and advisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan,” and each of Western Japan, Western Singapore and WAML a “Non-U.S. Adviser” and together, “Western Asset International”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 10, October 18 and October 25, 2012. At a meeting held on November 13, 2012, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset Management Company (“Western Asset”) with respect to the Western Asset organization as a whole when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Advisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to the Non-U.S. Advisers because LMPFA pays the Non-U.S. Advisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, relevant investment advisory personnel and representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Non-U.S. Advisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Non-U.S. Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Non-U.S. Advisers to attract and retain capable research and

38	Western Asset Global Government Bond Fund

Board approval of investment management and advisory agreements (unaudited) (cont’d)

advisory personnel; the capability and integrity of the Non-U.S. Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Non-U.S. Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or a Non-U.S. Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Non-U.S. Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each of the Non-U.S. Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five- and ten-year periods ended August 31, 2012. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for the one-year period, but was slightly lower than its peer average for the ten-year period and lower than its peer average for the three- and five-year periods. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Non-U.S. Advisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Non-U.S. Advisers’ other clients, including separate accounts managed by one or more of the Non-U.S. Advisers. The Directors observed that the management fee paid by the Fund to LMPFA was slightly lower than the average of the fees paid by funds in its peer group and that total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Non-U.S. Advisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Non-U.S. Advisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Non-U.S. Advisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Non-U.S. Advisers, including, among others, the profitability of the relationship to LMPFA and the Non-U.S. Advisers; the direct and indirect benefits that LMPFA and each Non-U.S. Adviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between

Western Asset Global Government Bond Fund	39

LMPFA, the Non-U.S. Advisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Non-U.S. Adviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Non-U.S. Advisers as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and the Non-U.S. Advisers within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Non-U.S. Advisers, but would continue to closely monitor the performance of LMPFA and the Non-U.S. Advisers; that the fees to be paid to the Non-U.S. Advisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Non-U.S. Advisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

40	Western Asset Global Government Bond Fund

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Global Government Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[2]	12
Other directorships held	None
Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupations during the past five years	President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1995-present); Member of the International Olympic Committee (1986-present).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	OBN Holdings, Inc. (film, television and media company)
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	Occidental Petroleum Corporation and Public Storage

Western Asset Global Government Bond Fund	41

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	None
Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupations during the past five years

Director of Orbitz Worldwide, Inc. (2007-present) (online travel company); Director of Pinnacle Entertainment, Inc. (2012-present) (gaming and hospitality company); Director of Core Logic, Inc. (2012-present) (information, analytics and business services). Formerly: Director of MarketTools, Inc. (2010-2012) (market research software provider); Director of eHarmony, Inc. (2005-2011) (online dating company).

Number of portfolios in fund complex overseen[2]	12
Other directorships held	Orbitz Worldwide (global on-line travel company); Pinnacle Entertainment, Inc. (gaming and hospitality company); CoreLogic, Inc. (information, analytics and business services).
Interested Directors
R. Jay Gerken[3]
Year of birth	1951
Position(s) held with Fund	Director and President
Term of office and length of time served[1]	Served as a Director since 2006 and as President since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2005); Officer and Trustee/Director of 161 funds associated with LMPFA or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer of LMPFA (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of portfolios in fund complex overseen[2]	161
Other directorships held	None

42	Western Asset Global Government Bond Fund

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Directors cont’d
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.
Officers[5]
Richard F. Sennett 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund	Principal Financial Officer
Term of office and length of time served[1]	Served since 2011
Principal occupations during the past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Western Asset Global Government Bond Fund	43

Officers[5] cont’d
Erin K. Morris 100 International Drive, Baltimore, MD 21202
Year of birth	1966
Position(s) held with Fund	Treasurer
Term of office and length of time served[1]	Served since 2006
Principal occupations during the past five years	Vice President Legg Mason & Co., LLC (since 2005); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Assistant Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2009)
Todd F. Kuehl 100 International Drive, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years

Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

44	Western Asset Global Government Bond Fund

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Robert I. Frenkel 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupations during the past five years	Vice President and Deputy General Counsel of
Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]

Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

[2]

In addition to overseeing the ten portfolios of the Corporation each Director also serves as a Trustee of Western Asset Premier Bond Fund and as a Director of Western Asset Income Fund, Inc. (closed-end investment companies), which are considered part of the same Fund Complex as the Fund. In addition, Mr. Gerken serves as Director/Trustee to 149 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of Western Asset Management Co. (“WAM”).

[3]

Mr. Gerken is an “Interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of WAM.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

Western Asset Global Government Bond Fund	45

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2012:

Record date:	6/18/2012	12/26/2012
Payable date:	6/19/2012	12/27/2012
Foreign source income	—	72.10	%*
Foreign taxes paid per share	—	$0.010983

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

Western Asset

Global Government Bond Fund

Directors

William E. B. Siart Chairman

R. Jay Gerken

President

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte Ltd.

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Global Government Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Global Government Bond Fund

Legg Mason Funds

620 Eighth Avenue

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global Government Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013145 2/13 SR13-1874

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2011 and December 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $468,601 in December 31, 2011 and $354,434 in December 31, 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2011 and $0 in December 31, 2012.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $42,600 in December 31, 2011 and $57,000 in December 31, 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2011 and $13,130 in December 31, 2012, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2011 and December 31, 2012; Tax Fees were 100% and 100% for December 31, 2011 and December 31, 2012; and Other Fees were 100% and 100% for December 31, 2011 and December 31, 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $0 in December 31, 2012.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President
Western Asset Funds, Inc.

Date:	February 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President
Western Asset Funds, Inc.

Date:	February 25, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Western Asset Funds, Inc.

Date:	February 25, 2013